Exhibit 99.2

Unaudited Pro Forma Condensed Combined Financial Statements

 On December 15, 2021, FAT Brands, Inc. (“the Company”) completed the acquisition of Fazoli’s Holdings, LLC (“Fazoli’s”) for a total purchase price of $137.1 million in net cash (the “Fazoli’s Acquisition”).

On October 1, 2021, the Company completed the acquisition of Twin Peaks Buyer LLC (“Twin Peaks”) for a total purchase price of $300.0 million, comprised of $222.1 million in net cash, a note payable in the amount of $10.4 million and 2,847,393 shares of the Company’s Series B Cumulative Preferred Stock (the “Twin Peaks Acquisition”).

On July 22, 2021, the Company completed the acquisition of GFG Holding Inc. (“GFG”) for a total purchase price of $447.7 million paid by the Company in the form of $355.2 million in cash, 3,089,245 shares of the Company’s Series B Cumulative Preferred Stock and 1,964,865 shares of the Company’s Common Stock (the “GFG Acquisition” and, together with the Twin Peaks Acquisition and the Fazoli’s Acquisition, the “Acquisitions”).

The following unaudited pro forma condensed combined balance sheet as of September 26, 2021 gives effect to the Twin Peaks Acquisition and the Fazoli’s Acquisition as if they had occurred on September 26, 2021, and the following unaudited pro forma condensed combined statements of operations for the thirty-nine weeks ended September 26, 2021 and for the year ended December 27, 2020 give effect to the Acquisitions as if they had occurred on December 30, 2019 (the “Pro Forma Financial Statements”). The Pro Forma Financial Statements are based on historical financial information of the entities, as adjusted to give effect to the Acquisitions. The Pro Forma Financial Statements have been prepared in accordance with Article 11 of Regulation S-X.

The following Pro Forma Financial Statements do not reflect the financial condition at the date or results of operations of the Company for the periods indicated. The assumptions used and pro forma adjustments derived from such assumptions are based on currently available information, and in many cases are based on estimates and preliminary information. The assumptions underlying the pro forma adjustments are described in the accompany notes to the unaudited pro forma combined financial statements. However, the Pro Forma Financial Statements may not be indicative of our future performance and do not necessarily reflect what our financial condition and results of operations would have been had the acquisition to which the pro forma adjustments relate occurred on the dates indicated above.

1.

Unaudited Pro Forma Combined Balance Sheet

As of September 26, 2021

(in thousands)

	Historical Results		TP Transaction			Historical Results	Fazoli’s Transaction
	Fat Brands, Inc.	TP	Accounting Adjustments (Note 5)		Pro Forma	Fazoli’s	Accounting Adjustments (Note 5)		Pro Forma Combined

ASSETS
Current assets:
Cash	$23,565	$11,947	$(1,428)	(a)	$34,084	$9,054	$(1,822)	(h)	$41,316
Restricted cash	13,557	5,000	(1,250)	(b)	17,307	-	1,822	(i)	19,129
Accounts receivable	14,255	1,650	-		15,905	2,377	-		18,282
Trade and other notes receivable	224	-	-		224	-	-		224
Inventory	-	1,215	-		1,215	1,314	-		2,529
Assets classified as held for sale	5,591	-	-		5,591	-	-		5,591
Prepaids and other current assets	-	(107)	107	(c)	-	528	(528)	(c)(d)	-
Other current assets	6,290	-	-		6,290	-	832	(c)	7,122
Total current assets	63,482	19,705	(2,571)		80,616	13,273	304		94,193
Noncurrent restricted cash	6,406	-	-		6,406	-	-		6,406
Notes receivable	2,054	-	-		2,054	-	-		2,054
Other intangible assets, net	322,688	88,110	100,065	(d)	510,863	15,973	63,627	(d)	590,463
Goodwill	185,861	2,634	83,581	(e)	272,076	3,474	46,067	(e)	321,617
Deferred income tax asset, net	15,069	-	-		15,069	-	(537)	(c)	14,532
Operating lease right of use assets	12,604	-	27,005	(f)	39,609	-	79,119	(f)	118,728
Property and equipment, net	10,227	32,086	3,122	(d)	45,435	19,415	4,430	(d)	69,280
Other assets	1,417	11,521	(9,493)	(d)	3,445	312	-		3,757
Total assets	$619,808	$154,056	$201,709		$975,573	$52,447	$193,010		$1,221,030

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$12,859	$3,149	$-		$16,008	$4,122	$-		$20,130
Accrued expenses and other liabilities	25,646	10,393	107	(c)	36,146	8,829	(2,891)	(d)	42,084
Accrued interest payable	5,644	-	-		5,644	-	-		5,644
Accrued advertising	6,012	-	-		6,012	-	1,704	(c)	7,716
Deferred income, current portion	1,746	837	-		2,583	-	-		2,583
Dividend payable on preferred shares	16	-	-		16	-	-		16
Liabilities related to assets classified as held for sale	4,906	-	-		4,906	-	-		4,906
Current portion of operating lease liability	4,784	-	4,801	(f)	9,585	-	6,181	(f)	15,766
Current portion of long-term debt	605	1,300	(1,300)	(g)	605	2,602	(2,602)	(j)	605
Total current liabilities	62,218	15,679	3,608		81,505	15,553	2,392		99,450
Deferred income - noncurrent	11,354	2,510	-		13,864	1,516	(72)	(d)	15,308
Long-term debt, net of current portion	485,470	63,633	173,301	(g)	722,404	24,025	113,067	(j)	859,496
Operating lease liability, net of current portion	10,858	-	19,184	(f)	30,042	-	78,592	(f)	108,634
Other liabilities	1,117	9,493	(9,493)		1,117	10,384	-		11,501
Acquisition purchase price payable	800	-	10,350		11,150	-	-		11,150
Total liabilities	571,817	91,315	196,950		860,082	51,478	193,979		1,105,539

Redeemable preferred stock	66,810	-	67,500	(a)	134,310	-	-		134,310

Stockholders’ equity:
Preferred stock	37,908	-	-		37,908	-	-		37,908
Common stock	(23,931)	-	-		(23,931)	-	-		(23,931)
Accumulated deficit	(32,875)	(7,127)	7,127		(32,875)	(32,801)	32,801		(32,875)
Noncontrolling interests	79	-	-		79	-	-		79
Additional paid-in capital	-	69,868	(69,868)		-	33,770	(33,770)		-
Total stockholders’ deficit	(18,819)	62,741	(62,741)		(18,819)	969	(969)		(18,819)
Total liabilities, non-controlling interests and stockholders’ equity	$619,808	$154,056	$201,709		$975,573	$52,447	$193,010		$1,221,030

2.

Unaudited Pro Forma Combined Statement of Operations

For the Thirty Nine Weeks Ended September 26, 2021

(in thousands, except share and per share amounts)

	Historical Results					Historical Results				Historical Results
	Fat Brands Inc.	GFG	GFG Transaction Accounting Adjustments (Note 5)		Pro Forma	TP	TP Transaction Accounting Adjustments (Note 5)		Pro Forma as Adjusted	Fazoli’s	Fazoli’s Transaction Accounting Adjustments (Note 5)		Pro Forma as Further Adjusted
Revenues
Royalties	$24,800	$15,770	$-		$40,570	$9,918	$-		$50,488	$6,034	$-		$56,522
Restaurant sales	4,113	-	21,782	(aa)	25,895	81,404	-		107,299	66,313	-		173,612
Company store revenue	-	21,782	(21,782)	(aa)	-	-	-		-	-	-		-
Factory revenue	5,480	16,114	-		21,594.0	-	-		21,594	-	-		21,594
Advertising fees	8,043	-	-		8,043.0	5,147	-		13,190	1,531	-		14,721
Franchise fees	2,109	559	-		2,668.0	198	-		2,866	170	-		3,036
Licensing and other revenue	-	381	-		381.2	-	-		381	-	-		381
Management fees and other income	148	-	-		148.0	532	-		680	-	-		680
Total revenues	44,693	54,606	-		99,299	97,198	-		196,497	74,048	-		270,545
Costs and expenses
General and administrative expense	23,375	27,727	(1,494)	(aa)	49,608	8,227	-		57,835	7,943	36	(aa)	65,814
Restaurant operating expenses	3,904	-	(3,904)	(aa)	-	69,902	(69,902)	(aa)	-	31,770	(31,770)	(aa)	-
Cost of revenues	-	11,661	7,377	(aa)	19,038	-	69,902	(aa)	88,940	-	53,366	(aa)	142,306
Factory operating expenses	3,473	-	(3,473)	(aa)	-	-	-		-	-	-	(aa)	-
Restaurant rent expense	-	-	-	(aa)	-	-	-		-	3,920	(3,920)	(aa)	-
Cost of sales	-	-	-		-	-	-		-	17,676	(17,676)	(aa)	-
Advertising expense	8,043	-	-		8,043	5,679	-		13,722	3,951	-		17,673
Depreciation and amortization	-	1,705	3,609	(aa)(cc)	5,314	6,168	(259)	(cc)	11,222	3,797	(550)	(cc)	14,469
Acquisition costs	2,985	-	-		2,985	-	-		2,985	-	-		2,985
Refranchising (gain) loss	(679)	-	-		(679)	-	-		(679)	-	-		(679)
Impairment of assets	-	-	-		-	-	-		-	501	-		501
Other expense (income)	-	(710)	710	(aa)	-	-	-		-	-	-		-
Total other income (expense)	41,101	40,383	2,825		84,309	89,976	(259)		174,026	69,558	(514)		243,070
Income (Loss) from operations	3,592	14,223	(2,825)		14,991	7,222	259		22,472	4,490	514		27,476
Other income (expense)
Interest expense, net	(11,939)	(11,876)	(42)	(bb)	(23,857)	(4,480)	(10,520)	(ee)	(38,857)	(994)	(7,813)	(ff)	(47,663)
Net loss on extinguishment of debt	(6,418)	-	-		(6,418)	-	-		(6,418)	-	-		(6,418)
Interest expense related to preferred shares	(725)	-	-		(725)	-	-		(725)	-	-		(725)
Other expense	189	4,565	-		4,754	9,354	-		14,108	(29)	-		14,079
Total other income (expense)	(18,893)	(7,311)	(42)		(26,246)	4,874	(10,520)		(31,891)	(1,023)	(7,813)		(40,727)
(Loss) income before income tax expense	(15,301)	6,912	(2,866)		(11,255)	12,096	(10,261)		(9,420)	3,467	(7,299)		(13,252)
Income tax expense (benefit)	(3,303)	1,032	(745)	(dd)	(3,016)	210	(2,668)	(dd)	(5,474)	399	(1,888)		(6,963)
Net income	(11,998)	5,880	(2,121)		(8,239)	11,886	(7,593)		(3,946)	3,068	(5,411)		(6,288)
Net loss attributable to noncontrolling interest	(19)	-	-		(19)	-	-		(19)	-	-		(19)
Net income attributable to the Company	$(11,979)	$5,880	$(2,121)		$(8,220)	$11,886	$(7,593)		$(3,927)	$3,068	$(5,411)		$(6,269)

Basic and diluted loss per common share	$(0.85)				$(0.51)				$(0.24)				$(0.39)
Basic and diluted weighted average shares outstanding	14,094,772				16,059,637				16,059,637				16,059,637

3.

 Unaudited Pro Forma Combined Condensed Statement of Operations

For the Year Ended December 27, 2020

(in thousands, except share and per share amounts)

	Historical Results					Historical Results				Historical Results
	Fat Brands, Inc.	GFG	GFG Transaction Accounting Adjustments (Note 5)		Pro Forma	TP	TP Transaction Accounting Adjustments (Note 5)		Pro Forma as Adjusted	Fazoli’s	Fazoli’s Transaction Accounting Adjustments (Note 5)		Pro Forma as Further Adjusted
Revenues
Royalties	$13,420	$24,840	$-		$38,260	$-	$803	(aa)	$39,063	$6,696	$-		$45,759
Restaurant sales	-	-	63,729	(aa)	63,729	75,538	-		139,267	75,504	-		214,771
Company store revenue	-	63,729	(63,729)	(aa)	-	-	-		-	-	-		-
Factory revenue	-	24,267	-		24,267	-	-		24,267	-	-		24,267
Advertising fees	3,527	-	-		3,527	-	6,084	(aa)	9,611	1,791	-		11,402
Marketing fees	-	-	-		-	6,084	(6,084)	(aa)	-	-	-		-
Franchise fees	1,130	888	-		2,018	-	8,643	(aa)	10,661	265	-		10,926
Franchise and royalty fees	-	-	-		-	9,446	(9,446)	(aa)	-	-	-		-
Licensing and other revenue	-	612	(612)	(aa)	-	-	-		-	-	-		-
Management fees and other income	41	-	612	(aa)	653	1,322	-		1,975	-	-		1,975
Total revenues	18,118	114,336	-		132,454	92,390	-		224,844	84,256	-		309,100
Costs and expenses
General and Adminstrative expense	14,876	73,987	3,230	(aa)	92,093	9,958	-		102,051	12,228	142	(aa)	114,421
Cost of revenues	-	23,099	-		23,099	-	75,337	(aa)	98,436	-	-		98,436
Advertising expense	5,218	-	-		5,218	-	-		5,218	4,924	61,903	(aa)	72,045
Restaurant operating expenses	-	-	-		-	25,391	(25,391)	(aa)	-	34,512	(34,512)	(aa)	-
Restaurant rent expense	-	-	-		-	-	-		-	4,961	(4,961)	(aa)	-
Severance, relocation and recruitment	-	-	-		-	-	-		-	142	(142)	(aa)	-
Cost of sales	-	-	-		-	20,810	(20,810)	(aa)	-	19,468	(19,468)	(aa)	-
Labor expenses	-	-	-		-	29,136	(29,136)	(aa)	-	-	-		-
Refranchising (gain) loss	3,827	-	-		3,827	-	-		3,827	-	-		3,827
Depreciation and amortization	-	4,074	6,819	(aa)(cc)	10,893	8,232	(253)	(cc)	18,872	4,941	(617)	(cc)	23,196
Impairment of assets	9,295	24,476	-		33,771	-	-		33,771	503	-		34,274
Other expense (income)	-	4,402	(4,402)	(aa)	-	-	-		-	-	-		-
Total costs and expenses	33,216	130,038	5,647		168,901	93,527	(253)		262,175	81,679	(617)		343,237
Income (Loss) from operations	(15,098)	(15,702)	(5,647)		(36,447)	(1,137)	253		(37,331)	2,577	617		(34,137)
Other income (expense)
Interest expense, net	(3,375)	(20,911)	(2,924)	(bb)	(27,210)	(6,892)	(13,108)	(ee)	(47,210)	(1,521)	(10,222)	(ff)	(58,953)
Interest expense related to preferred shares	(1,544)	-	-		(1,544)	-	-		(1,544)	-	-		(1,544)
Change in fair value of derivative liability	887	-	-		887	(344)	-		543	-	-		543
Gain on contingent consideration payable adjustment	1,680	-	-		1,680	-	-		1,680	-	-		1,680
Earnout liability adjustment	-	-	-		-	5,200	-		5,200	-	-		5,200
Net loss on extinguishment of debt	(88)	-	-		(88)	-	-		(88)	-	-		(88)
Loss on disposal of assets	-	-	-		-	(3,051)	-		(3,051)	-	-		(3,051)
Other expense	(1,011)	(94)	-		(1,105)	(4,051)	-		(5,156)	(73)	-		(5,229)
Total other income (expense)	(3,451)	(21,005)	(2,924)		(27,380)	(9,138)	(13,108)		(49,626)	(1,594)	(10,222)		(61,442)
Income (Loss) before income tax expense	(18,549)	(36,707)	(8,571)		(63,827)	(10,275)	(12,855)		(86,957)	983	(9,605)		(95,579)
Income tax expense (benefit)	(3,689)	(8,375)	(2,228)	(dd)	(14,292)	-	(3,342)	(dd)	(17,635)	302	(2,497)	(dd)	(19,830)
Net income	$(14,860)	$(28,332)	$(6,343)		$(49,535)	$(10,275)	$(9,512)		$(69,322)	$681	$(7,108)		$(75,749)

Basic and diluted loss per common share	$(1.25)				$(3.57)				$(5.00)				$(5.46)
Basic and diluted weighted average shares outstanding	11,897,952				13,862,817				13,862,817				13,862,817

4.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

NOTE 1 – BASIS OF PRESENTATION

The Pro Forma Financial Statements are based on historical financial statements of the entities, as adjusted to give effect to the Acquisitions. The pro forma condensed combined balance sheet as of September 26, 2021 gives effect to the Twin Peaks Acquisition and the Fazoli’s Acquisition as if they had occurred on September 26, 2021. The pro forma condensed combined statements of operations for the thirty-nine weeks ended September 26, 2021 and for the year ended December 27, 2020 give effect to the Acquisitions as if they had occurred on December 30, 2019 (the beginning of the Company’s 2020 fiscal year). In addition to the historical financial statements included as exhibits to this Form 8-K/A, the Pro Forma Financial Statements should be read in conjunction with the following information or documents filed with the U.S. Securities and Exchange Commission (the “SEC”): the Company’s Form 10-K as of December 27, 2020 filed with the SEC on March 29, 2021, the Form 10-Q as of September 26, 2021 filed with the SEC on November 8, 2021, the Form 8-K filed with the SEC on July 26, 2021, the Form 8-K/A filed with the SEC on October 5, 2021, the Form 8-K filed with the SEC on October 6, 2021, the Form 8-K/A filed with the SEC on October 15, 2021 and the Form 8-K filed with the SEC on December 16, 2021.

Fazoli’s most recent fiscal year ended March 31, 2021 and the historical results of operations are presented in the pro forma combined condensed statement of operations for the year ended December 27, 2020, the Company’s most recent fiscal year end. Fazoli’s historical results presented in the pro forma combined condensed statement of operations for the nine months ended September 26, 2021 include the period from December 31, 2020 through March 31, 2021, representing Fazoli’s fourth quarter. As a result, the results of operations for the period from December 31, 2020 through March 31, 2021 are included in both the fiscal year and subsequent interim period results. Total revenues and net income for this period were $22.7 million and $0.6 million, respectively.

NOTE 2 – PRELIMINARY PURCHASE PRICE ALLOCATION

The Pro Forma Financial Statements include various assumptions, including those related to the preliminary purchase price allocations of the assets acquired and liabilities assumed of GFG, Twin Peaks and Fazoli’s on preliminary estimates of fair value by management and third-party valuation experts. The final purchase price allocations may vary based on final appraisals, valuations and analyses of the fair value of the acquired assets and assumed liabilities as well as final post-closing adjustments, if any. Accordingly, the pro forma adjustments are preliminary and may be subject to change.

The preliminary assessment of the fair value of the net assets and liabilities acquired by the Company through the Twin Peaks Acquisition was estimated at $310.3 million. The preliminary allocation of the consideration to the net tangible and intangible assets acquired is presented in the table below (in millions):

Cash	$9.8
Accounts receivable	1.6
Inventory	1.2
Goodwill	86.2
Other intangible assets, net	188.2
Below market leases	3.0
Other assets	2.0
Fixed assets	35.2
Accounts payable	(3.1)
Accrued expenses and other liabilities	(10.5)
Deferred income – current	(0.8)
Deferred income – noncurrent	(2.5)
Total net identifiable assets	$310.3

5.

The preliminary assessment of the fair value of the net assets and liabilities acquired by the Company through the Fazoli’s Acquisition was estimated at $137.1 million. The preliminary allocation of the consideration to the net tangible and intangible assets acquired is presented in the table below (in millions):

Cash	$9.1
Accounts receivable	2.4
Inventory	1.3
Other current assets	0.3
Goodwill	49.5
Other intangible assets, net	79.6
Other assets	0.3
Fixed assets	23.8
Accounts payable	(4.1)
Accrued expenses and other liabilities	(7.6)
Above market leases	(5.7)
Deferred income – noncurrent	(1.4)
Other liabilities	(10.4)
Total net identifiable assets	$137.1

NOTE 3 – IDENTIFIABLE INTANGIBLE ASSETS

Our preliminary valuation estimates of the identifiable intangible assets acquired in connection with the Twin Peaks Acquisition are based on initial valuations performed by management and third-party experts. However, these estimates are preliminary, as we have not completed our analysis of all the facts surrounding the business acquired and therefore have not finalized the accounting for these transactions. Our preliminary estimate of identifiable intangible assets total $188.2 million, comprised of $161.8 million in trademarks, $26.0 million in franchise agreements and $0.4 million in liquor licenses.

Our preliminary valuation estimates of the identifiable intangible assets acquired in connection with the Fazoli’s Acquisition are based on initial valuations performed by management and third-party experts. However, these estimates are preliminary, as we have not completed our analysis of all the facts surrounding the business acquired and therefore have not finalized the accounting for these transactions. Our preliminary estimate of identifiable intangible assets total $79.6 million, comprised of $65.1 million in trademarks and $14.5 million in franchise agreements.

NOTE 4 – GOODWILL

Our preliminary valuation estimates of goodwill in the amount of $86.2 million related to the Twin Peaks acquisition and $49.5 million related to the Fazoli’s acquisition are based on the excess of the estimated purchase price paid for Twin Peaks and Fazoli’s over the estimated fair market value of the identifiable assets and liabilities acquired. These estimates are preliminary and will be refined once the valuation process is completed.

6.

NOTE 5 – PRO FORMA ADJUSTMENTS

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the Pro Forma Financial Statements:

Balance Sheet Pro Forma Adjustments

(a)	Consideration of $300.3 million for the Twin Peaks Acquisition was in the form of $222.1 million in net cash, a $10.4 million promissory note and 2,847,393 shares of the Company’s Series B Cumulative Preferred Stock ($67.5 million).

(b)	Represents $3.8 million of restricted cash consisting of funds required to be held in trust in connection with the issuance of the Twin Peaks Notes (see (g) below).

(c)	Represents reclassifications that have been made to the historical presentation to conform to the financial statement presentation of the Company.

(d)	Reflects the adjustment of historical tangible and intangible assets acquired by the Company to their estimated fair values. The estimates of fair value may differ from amounts the Company will calculate after completing a detailed valuation analysis, and the difference could have a material effect on the accompanying unaudited pro forma condensed combined financial statements.

(e)	Reflects adjustment to record goodwill resulting from the Acquisitions.

(f)	As non-public companies, Twin Peaks and Fazoli’s were not yet required to adopt ASU 2016-02, Leases (Topic 842), requiring a lessee to recognize on the balance sheet the assets and liabilities for the rights and obligations created by leases with a term of more than twelve months. However, as a part of the Company’s consolidated group, Twin Peaks and Fazoli’s adopted ASU 2016-02 as of the dates of the Acquisitions. Accordingly, the Pro Forma Financial Statements have been adjusted to record an operating lease right of use asset and an operating lease liability. Twin Peaks and Fazoli’s have certain operating leases for corporate offices and for company-owned restaurant properties.

(g)	The net increase to debt reflects the issuance of new debt of $250.0 million of fixed rate asset backed notes comprised of aggregate principal amounts of $150.0 million of Class A-2 notes bearing interest at 7.00%, $50.0 million of Class B-2 notes bearing interest at 9.00% and $50.0 million of Class M-2 notes bearing interest at 10.00% (net proceeds of $236.9 million), collectively, the “Twin Peaks Notes.” Twin Peak’s outstanding debt was also extinguished upon consummation of the Twin Peaks Acquisition.

(h)	Consideration of $137.1 million for the Fazoli’s Acquisition was in the form of net cash.

(i)	Represents $1.8 million of restricted cash consisting of funds required to be held in trust in connection with the issuance of the Fazoli’s Notes (see (j) below).

(j)	The net increase to debt reflects the issuance of new debt of $149.1 million of fixed rate asset backed notes comprised of aggregate principal amounts of $99.1 million of Class A-2 notes bearing interest at 6.00%, $19.2 million of Class B-2 notes bearing interest at 7.00% and $30.8 million of Class M-2 notes bearing interest at 9.00% (net proceeds of $137.1 million), collectively, the “Fazoli’s Notes.” Fazoli’s outstanding debt was also extinguished upon consummation of the Fazoli’s Acquisition.

Statement of Operations Pro Forma Adjustments

(aa)	Represents reclassifications that have been made to the historical presentation to conform to the financial statement presentation of the Company and the presentation of depreciation and amortization expense separately due to its materiality.

(bb)	Represents the net increase to interest expense resulting from interest on the GFG Notes to finance the GFG Acquisition.

(cc)	Represents the adjustment to reflect the amortization related to amortizing intangible assets (see (d) above).

(dd)	Represents the income tax expense effect based on a statutory income tax rate of 26%.

(ee) (ff)

Represents the net increase to interest expense resulting from interest on the Twin Peaks Notes to finance the Twin Peaks Acquisition.

Represents the net increase to interest expense resulting from interest on the Fazoli’s Notes to finance the Fazoli’s Acquisition.

7.